Exhibit 10.6

EXECUTION COPY

SUPPLEMENT NO. 1 dated as of March 13, 2007 to the Omnibus Offering Proceeds Note Subordination Agreement dated as of March 13, 2007 (the “Omnibus Offering Proceeds Note Subordination Agreement”), among LEVEL 3 COMMUNICATIONS, INC. (“Level 3”), LEVEL 3 COMMUNICATIONS, LLC (“Level 3 LLC”), LEVEL 3 FINANCING, INC. (the “Borrower”), each Subsidiary of Level 3 becoming a party thereto pursuant to Section 4.12 thereof (each such Subsidiary and Level 3 LLC, a “Intercompany Obligor”), and each Subsidiary of Level 3 becoming a party thereto pursuant to Section 4.13 thereof (each such Subsidiary, Level 3 and the Borrower, a “Subordinated Lender”).

Reference is made to the Omnibus Offering Proceeds Note Subordination Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Omnibus Offering Proceeds Note Subordination Agreement.

Section 4.12 of the Omnibus Offering Proceeds Note Subordination Agreement provides that a Subsidiary of Level 3 may become an Intercompany Obligor under the Omnibus Offering Proceeds Note Subordination Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of Level 3 (the “New Intercompany Obligor”) is executing this Supplement to become an Intercompany Obligor under the Omnibus Offering Proceeds Note Subordination Agreement in order to comply with the terms of the Credit Agreement and as consideration for amounts previously advanced to the Borrower under the Credit Agreement.

Accordingly, the New Intercompany Obligor agrees as follows:

In accordance with Section 4.12 of the Omnibus Offering Proceeds Note Subordination Agreement, the New Intercompany Obligor by its signature below becomes an Intercompany Obligor under the Omnibus Offering Proceeds Note Subordination Agreement with the same force and effect as if originally named therein as an Intercompany Obligor and the New Intercompany Obligor hereby agrees to all the terms and provisions of the Omnibus Offering Proceeds Note Subordination Agreement applicable to it as an Intercompany Obligor thereunder. Each reference to an “Intercompany Obligor” in the Omnibus Offering Proceeds Note Subordination Agreement shall be deemed to include the New Intercompany Obligor. The Omnibus Offering Proceeds Note Subordination Agreement is hereby incorporated herein by reference.

The New Intercompany Obligor represents and warrants to the Borrower that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.

This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. This Supplement shall become effective when the Borrower shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Intercompany Obligor and the Borrower. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

Except as expressly supplemented hereby and pursuant to any other supplement contemplated by Section 4.12 or 4.13 of the Omnibus Offering Proceeds Note Subordination Agreement, the Omnibus Offering Proceeds Note Subordination Agreement shall remain in full force and effect.

THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

All communications and notices hereunder shall be in writing and given as provided in Section 4.1 of the Omnibus Offering Proceeds Note Subordination Agreement. All communications and notices hereunder to the New Intercompany Obligor shall be given to it in care of the Borrower.

[remainder of page intentionally blank; signature page is the next page]

IN WITNESS WHEREOF, the New Intercompany Obligor and the Borrower have duly executed this Supplement to the Omnibus Offering Proceeds Note Subordination Agreement as of the day and year first above written.

BROADWING FINANCIAL SERVICES, INC.,

By	/s/ Neil J. Eckstein

Name: Neil J. Eckstein
Title: Assistant Secretary

LEVEL 3 FINANCING, INC.,

By	/s/ Neil J. Eckstein

Name: Neil J. Eckstein
Title: Assistant Secretary

[SIGNATURE PAGE TO BROADWING SUPPLEMENT TO OMNIBUS OFFERING PROCEEDS NOTE SUBORDINATION AGREEMENT]

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